                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: DECEMBER 6, 2002
                        (Date of earliest event reported)


                               TEAM AMERICA, INC.
             (Exact name of registrant as specified in its charter)



              OHIO                          0-12533              31-1209872
 (State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)


                           110 EAST WILSON BRIDGE ROAD
                             WORTHINGTON, OHIO 43085
                                 (614) 848-3995
     (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)



         (Former name or former address, if changed since last report.)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(i) The Registrant received a letter dated December 6, 2002 from Ernst & Young LLP stating that the client-auditor relationship between the parties has ceased.

(ii) Ernst & Young did not issue a report on the Registrant's financial statements for the past two fiscal years. The report by the prior principal accountant, Arthur Andersen LLP, for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)    The Audit Committee was informed of this letter from Ernst & Young.

(iv) The Registrant had no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The disclosures required by Item 304(a)(1)(v) of Regulation S-K are not applicable.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

16 Letter from Ernst & Young LLP regarding the information contained herein (to be filed by amendment).

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                        TEAM AMERICA, INC.
                                                            Registrant

                                                      /s/ S. Cash Nickerson
                                                 -------------------------------
                                                         S. Cash Nickerson
                                                         Chairman and CEO


Date: December 13, 2002

                                  EXHIBIT INDEX

Exhibit No.                   Description

   16 Letter from Ernst & Young LLP regarding the information contained herein (to be filed by amendment).